Supplement, Dated December 30, 1999, to the Quantitative
Group of Funds' Prospectus dated August 1, 1999

The following information amends the note for the Annual
Fund Operating Expenses table on page 5.


     As of January 1, 2000 the Quant Foreign Value Fund will remove its voluntary waiver of Transfer Agent fees.






(12/30/99)